                                                                    EXHIBIT 10.2

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 18, 2004 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 10.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); CREDIT LYONNAIS NEW YORK BRANCH and SUNTRUST BANK, as co-documentation agents (in such capacity, together with their successors and assigns in such capacity, the "Documentation Agents"); and DEUTSCHE BANK ALEX. BROWN INC. and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, together with their successors and assigns in such capacity, the "Syndication Agents").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agents and the Documentation Agents are parties to an Amended and Restated Credit Agreement dated as of June 19, 2001, as amended pursuant to that certain letter agreement dated as of April 2, 2002, the First Amendment to Credit Agreement dated as of April 30, 2002, that certain letter agreement dated as of May 16, 2002, the Second Amendment to Credit Agreement dated as of October 1, 2002, the Third Amendment to Credit Agreement dated as of December 30, 2002, and that certain letter agreement dated as of November 20, 2003 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested that the Credit Agreement be amended to permit the prepayment or redemption of certain Subordinated Debt.

         C. The Lenders signing below are willing to consent to such amendment on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. Definitions. Section 1.1 of the Credit Agreement is amended as follows:

                  1. By inserting the following new definition in alphabetical order:

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                           "Convertible Subordinated Notes": the $250,000,000 in
                  4.50% Convertible Subordinated Notes due June 1, 2009 issued by LifePoint Parent on or about May 22, 2002.

                  2. By amending and restating the definition of "Subordinated Debt" as follows:

                           "Subordinated Debt": the High Yield Offering, the
                  Convertible Subordinated Notes, and any other Indebtedness of Borrower or any of its Subsidiaries subordinated on terms satisfactory to the Administrative Agent and the Required Lenders pursuant to written agreements in form and substance satisfactory to the Administrative Agent.

         B. Restricted Payments. Section 7.6 of the Credit Agreement is hereby amended by deleting the period at the end of subparagraph (j) thereof, adding the character and word "; and" after such subparagraph (j), and adding the following subparagraph (k) thereafter:

                  "(k)     Borrower shall be permitted to prepay, redeem,
         defease, repurchase or otherwise acquire up to an aggregate amount of $150,000,000 of its Convertible Subordinated Notes, unless on the date of any such proposed prepayment, redemption, defeasance, repurchase or other acquisition (or, if earlier, on the date Borrower becomes obligated to consummate such transaction) or after giving effect thereto, an Event of Default shall have occurred and be continuing."

         C. No Further Amendments. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Loan Parties under the Loan Documents shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by any of the Loan Parties shall remain in full force and effect and, by the Borrower's signature hereto and each other Loan Party's consent hereto, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment have been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing

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Date, no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. No Loan Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of each Loan Party signatory hereto, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         E.       The Borrower will satisfy all of the conditions set forth in
SECTION IV.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement as provided above is subject to the following conditions precedent and subsequent:

         A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

                  1.       On or before the date hereof:

                           (a) This Amendment;

                           (b) The Consent and Confirmation of Security of
                  Parent and the Consent and Confirmation of Security of Subsidiaries attached hereto; and

                           (c) True and complete copies of any required
                  stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

                  2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel.

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                   LIFEPOINT HOSPITALS HOLDINGS, INC.

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   FLEET NATIONAL BANK,
                                   as Administrative Agent and a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   BANK OF AMERICA, N.A.,
                                   as Co-Syndication Agent and a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   DEUTSCHE BANK SECURITIES INC.,
                                   as Co-Syndication Agent

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Co-Documentation Agent and a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                             (signatures continued)

                                              Signature Page to Fourth Amendment

                                   SUNTRUST BANK,
                                   as Co-Documentation Agent and a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   CREDIT SUISSE FIRST BOSTON,
                                   as a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   U.S. BANK NATIONAL
                                   ASSOCIATION, as a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                             (signatures continued)

                                              Signature Page to Fourth Amendment

                                   NATIONAL CITY BANK OF KENTUCKY,
                                   as a Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   MERRILL LYNCH CAPITAL CORPORATION, as a
                                   Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                   Lender

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                              Signature Page to Fourth Amendment

                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing Fourth Amendment to Credit Agreement dated as of June 18, 2004 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Amended and Restated Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 in favor of the Agent and the Lenders which remains in full force and effect.

                                   LIFEPOINT HOSPITALS, INC.

                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing Fourth Amendment to Credit Agreement dated as of June 18, 2004 (the "Amendment") to which this Consent and Confirmation of Security of Subsidiaries is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify, as applicable, its Amended and Restated Guarantee and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 with the Agent, on behalf of the Lenders, or its Guarantee and Pledge Agreement entered into under such Credit Agreement and dated as of July 30, 2001, each of which remain in full force and effect with respect to all of the Borrower Obligations and Grantor Obligations (as defined therein).

                                           AMERICA GROUP OFFICES, LLC
                                           AMERICA MANAGEMENT COMPANIES, LLC
                                           AMG-CROCKETT, LLC
                                           AMG-HILCREST, LLC
                                           AMG-HILLSIDE, LLC
                                           AMG-LIVINGSTON, LLC
                                           AMG-LOGAN, LLC
                                           AMG-SOUTHERN TENNESSEE, LLC
                                           AMG-TRINITY, LLC
                                           ASHLEY VALLEY MEDICAL CENTER, LLC
                                           ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                           ATHENS PHYSICIAN PRACTICE, LLC
                                           ATHENS REGIONAL MEDICAL CENTER, LLC
                                           BARROW MEDICAL CENTER, LLC
                                           BARTOW GENERAL PARTNER, LLC
                                           BARTOW HEALTHCARE SYSTEM LTD
                                           BARTOW MEMORIAL LIMITED PARTNER, LLC
                                           BOURBON COMMUNITY HOSPITAL, LLC
                                           BOURBON PHYSICIAN PRACTICE, LLC
                                           BUFFALO TRACE RADIATION ONCOLOGY
                                              ASSOCIATES, LLC
                                           BURDICK WEST PHYSICIAN PRACTICE, LLC
                                           CASTLEVIEW HOSPITAL, LLC
                                           CASTLEVIEW MEDICAL, LLC
                                           CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                           COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                           COMMUNITY MEDICAL, LLC
                                           CROCKETT HOSPITAL, LLC
                                           CROCKETT PHO, LLC
                                           DODGE CITY HEALTHCARE GROUP, L.P.
                                           DODGE CITY HEALTHCARE PARTNER, INC.

                             (signatures continued)

                                        GEORGETOWN COMMUNITY HOSPITAL, LLC
                                        GEORGETOWN REHABILITATION, LLC
                                        GUYAN VALLEY HOSPITAL, LLC
                                        HALSTEAD HOSPITAL, LLC
                                        HCK LOGAN MEMORIAL, LLC
                                        HDP ANDALUSIA, LLC
                                        HDP GEORGETOWN, LLC
                                        HILLSIDE HOSPITAL, LLC
                                        HST PHYSICIAN PRACTICE, LLC
                                        HTI GEORGETOWN, LLC
                                        HTI PINELAKE, LLC
                                        INTEGRATED PHYSICIAN SERVICES, LLC
                                        KANSAS HEALTHCARE MANAGEMENT
                                          COMPANY, INC.
                                        KANSAS HEALTHCARE MANAGEMENT
                                           SERVICES, LLC
                                        KENTUCKY HOSPITAL, LLC
                                        KENTUCKY MEDSERV, LLC
                                        KENTUCKY MSO, LLC
                                        KENTUCKY PHYSICIANS SERVICES, INC.
                                        LAKE CUMBERLAND REGIONAL HOSPITAL,
                                           LLC
                                        LAKE CUMBERLAND REGIONAL PHYSICIAN
                                           HOSPITAL ORGANIZATION, LLC
                                        LAKELAND COMMUNITY HOSPITAL, LLC
                                        LANDER VALLEY MEDICAL CENTER, LLC
                                        LANDER VALLEY PHYSICIAN PRACTICE, LLC
                                        LHSC, LLC
                                        LIFEPOINT ASSET MANAGEMENT COMPANY, INC.
                                        LIFEPOINT CORPORATE SERVICES, GENERAL
                                           PARTNERSHIP
                                        LIFEPOINT CSGP, LLC
                                        LIFEPOINT CSLP, LLC
                                        LIFEPOINT HOLDINGS 2, LLC
                                        LIFEPOINT HOLDINGS 3, INC.
                                        LIFEPOINT OF GAGP, LLC
                                        LIFEPOINT OF GEORGIA, LIMITED
                                           PARTNERSHIP
                                        LIFEPOINT OF KENTUCKY, LLC
                                        LIFEPOINT OF LAKE CUMBERLAND, LLC
                                        LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                        LIFEPOINT RC, INC.
                                        LIVINGSTON REGIONAL HOSPITAL, LLC
                                        LOGAN GENERAL HOSPITAL, LLC

                             (signatures continued)

                                        LOGAN HEALTHCARE PARTNER, LLC
                                        LOGAN MEDICAL, LLC
                                        LOGAN MEMORIAL HOSPITAL, LLC
                                        LOGAN PHYSICIAN PRACTICE, LLC
                                        MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                        MEADOWVIEW REGIONAL MEDICAL CENTER, LLC
                                        MEADOWVIEW RIGHTS, LLC
                                        NORTHWEST MEDICAL CENTER-WINFIELD, LLC
                                        NWMC-WINFIELD PHYSICIAN PRACTICE, LLC
                                        PINELAKE PHYSICIAN PRACTICE, LLC
                                        PINELAKE REGIONAL HOSPITAL, LLC
                                        POITRAS PRACTICE, LLC
                                        PUTNAM COMMUNITY MEDICAL CENTER, LLC
                                        R. KENDALL BROWN PRACTICE, LLC
                                        RIVERTON MEMORIAL HOSPITAL, LLC
                                        RIVERTON PHYSICIAN PRACTICES, LLC
                                        RIVERVIEW MEDICAL CENTER, LLC
                                        RUSSELLVILLE HOSPITAL, LLC
                                        RUSSELLVILLE PHYSICIAN PRACTICES, LLC
                                        SELECT HEALTHCARE, LLC
                                        SILETCHNIK PRACTICE, LLC
                                        SMITH COUNTY MEMORIAL HOSPITAL, LLC
                                        SOMERSET SURGERY PARTNER, LLC
                                        SOUTHERN TENNESSEE EMS, LLC
                                        SOUTHERN TENNESSEE MEDICAL CENTER, LLC
                                        SOUTHERN TENNESSEE PHO, LLC
                                        SPRINGHILL MEDICAL CENTER, LLC
                                        SPRINGHILL MOB, LLC
                                        SPRINGHILL PHYSICIAN PRACTICE LLC
                                        SPRING VIEW HOSPITAL, LLC
                                        THM PHYSICIAN PRACTICE, LLC
                                        VILLE PLATTE MEDICAL CENTER, LLC
                                        WEST VIRGINIA PHYSICIAN PRACTICE, LLC
                                        WESTERN PLAINS REGIONAL HOSPITAL, LLC
                                        WOODFORD HOSPITAL, LLC
                                        WYOMING HOLDINGS, LLC


                                   By: _________________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        (duly authorized signatory as to all)